SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  ____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ENVIRONMENTAL TECTONICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A

(2)	Aggregate number of securities to which transaction applies:
N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

(4)	Proposed maximum aggregate value of transaction:
N/A

(5)	Total fee paid:
N/A

☐	Fee paid previously by written preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This Supplement is being filed by Environmental Tectonics Corporation (ETC) to correct an inadvertent error in the proxy card included with ETC’s Proxy Statement filed on September 18, 2012.  The initial proxy card that was filed incorrectly listed Stephen F. Ryan as a candidate for election as a director.  Mr. Ryan is not sitting for election as a candidate for director.

The correct slate of director candidates sitting for election at the October 18, 2012 ETC Annual Meeting of Shareholders is as follows:

George K. Anderson, M.D.
Linda J. Brent, Ed.D.
Roger Colley
H. F. Lenfest
William F. Mitchell
George A. Sawyer
Winston E. Scott

ETC has taken efforts to confirm that a corrected proxy card is being provided to ETC’s shareholders.  In this regard, all shareholders of record on the record date for the Annual Meeting were sent the letter set forth below on September 25, 2012, along with a new proxy card in the form set forth below.

For all beneficial owners holding shares through a broker, bank or other nominee, the error was corrected before the proxy materials were sent to these beneficial owners; accordingly,  these beneficial owners may send in the proxy card originally included with their proxy materials and these votes will be counted.

125 James Way, Southampton, PA USA 18966

Phone 215-355-9100 Fax 215-357-4000 Web etcusa.com

24 September 2012

Dear Shareholder:

Environmental Tectonics Corporation (“ETC”) will be holding its Annual Meeting of Shareholders on October 18, 2012.  The initial proxy card that was mailed out in advance of the Annual Meeting incorrectly listed Stephen F. Ryan as a candidate for election as a director.  Mr. Ryan is not sitting for election as a candidate for director.

The correct slate of director candidates sitting for election at the October 18, 2012 ETC Annual Meeting of Shareholders is as follows:

George K. Anderson, M.D.
Linda J. Brent, Ed.D.
Roger Colley
H. F. Lenfest
William F. Mitchell
George A. Sawyer
Winston E. Scott

A corrected Proxy Card, printed in the color YELLOW, is enclosed.  So that your vote may be counted, please sign, date and mail your corrected YELLOW proxy card in the blue envelope provided as soon as possible.

Any vote previously submitted on the original white Proxy card will not be counted.  Any vote not submitted in the blue envelope provided will not be counted.

For your vote to be counted, you must use the YELLOW proxy card and the blue envelope.

We at ETC apologize for the confusion.

Sincerely,

ENVIRONMENTAL TECTONICS CORPORATION

By:
James D. Cashel
General Counsel and Corporate Secretary

ENVIRONMENTAL TECTONICS CORPORATION
ANNUAL MEETING TO BE HELD ON OCTOBER 18, 2012
PROXY SOLICITED ON BEHALF OF ETC BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert L. Laurent, Ir. and James D. Cashel, or either of them acting singly, as proxies of the undersigned, with full power to act without the other and with full power of substitution in each, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Environmental Tectonics Corporation, a Pennsylvania corporation (the “Company”), which the undersigned may be entitled to vote, at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the executive offices of the Company, 125 James Way, County Line Industrial Park, Southampton, Pennsylvania, on October 18, 2012, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present. The proxies are authorized to vote as indicated herein upon the matters set forth herein and in their discretion upon all other matters that may properly come before the Annual Meeting.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted “FOR” each of the proposals set forth on the reverse side. In their discretion, the proxies are each authorized to vote upon any and all other matters that may properly be brought before the Annual Meeting and at any and all adjournments or postponements thereof. A shareholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed postage-paid envelope.

PROXY INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF ENVIRONMENTAL TECTONICS CORPORATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 18, 2012:  The notice of Annual Meeting, Proxy Statement and Proxy Card and our 2012 Annual Report are available at the Investors section of our website at http://phx.corporate-ir.net/phoenix.zhtml?c=106827&p=proxy.

Please mark your ☒ votes as in this example.

1.	Election of Directors

George K. Anderson, M.D.
Linda J. Brent, Ed.D.
H. F. Lenfest
William F. Mitchell
Roger Colley
George A. Sawyer
Winston E. Scott

The Board recommends a vote FOR ALL NOMINEES

☐	FOR ALL NOMINEES	☐	WITHHOLD	☐	FOR ALL EXCEPT
			AUTHORITY	To withhold authority to vote
			FOR ALL	for any individual nominee,
			NOMINEES	identify by mark the nominees
for which you wish to withhold your vote:

				☐	George K. Anderson, M.D.
				☐	Linda J. Brent, Ed.D.
				☐	H. F. Lenfest
				☐	William F. Mitchell
				☐	Roger Colley
				☐	George A. Sawyer
				☐	Winston E. Scott
2.	To ratify the appointment of McGladrey LLP as the independent registered public accounting firm.	☐	YES	☐	NO	☐ ABSTAIN

The Board recommends a vote of YES

Signature should be exactly as name or names shown on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)

Date:	, 2012
Signature

I plan to attend the meeting:		Title (if applicable)

Yes ☐ No ☐
Signature if held jointly